UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 30, 2001
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                  CONVERSION TECHNOLOGIES INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                     000-28198              13-3754366
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 (State or other jurisdiction of     (Commission            (I.R.S. Employer
  incorporation or organization)     File Number)         Identification Number)

       7 San Bartola Drive
     St. Augustine, Florida                              32086
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(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code: N/A
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Item 3. Bankruptcy or Receivership.

The Company has filed for bankruptcy under Chapter 7 of the Federal Bankruptcy Statutes. The filing is for Conversion Technologies International, Inc and its two wholly owned subsidiaries: Dunkirk International Glass & Ceramics Corp. and Advanced Particles Technologies, Inc.

Proceeding; Chapter 7 Bankruptcy

Court: US Bankruptcy Court

Date: April 11, 2001

Trustee: Alexander Smith

Date of appointment: April 11, 2001

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Conversion Technologies International, Inc.

                                     Registrant


                                     By: /s/ Eckardt C. Beck
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                                     Eckardt C. Beck
                                     Acting President & Chief Executive Officer

DATED: April 12, 2001